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                                                                    EXHIBIT 10.7


                                   ACME GROUP

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank              National City Bank
Chicago, Illinois                          Cleveland, Ohio

NBD Bank                                   General Electric Capital Corporation
Chicago, Illinois                          Chicago, Illinois

Mercantile Bank of St. Louis
National Association
St. Louis, Missouri

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of August 11, 1994 between the undersigned, Acme Steel Company, a Delaware corporation ("Acme Steel"), Acme Packaging Corporation, a Delaware corporation ("Acme Packaging"), Alpha Tube Corporation, a Delaware corporation ("Alpha Tube"), and Universal Tool & Stamping Company, Inc., an Indiana corporation ("Universal Tool") (Acme Steel, Acme Packaging, Alpha Tube and Universal Tool are being hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower") and you (the "Lenders") as amended by that certain First Amendment to Credit Agreement dated as of May 21, 1995, that certain Second Amendment to Credit Agreement effective as of August 8, 1995 and that certain Third Amendment to Credit Agreement dated as of April 5, 1996 (said Credit Agreement as so amended being referred to herein as the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Borrowers have requested that the Lenders amend Section 7.6 of the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

1.       AMENDMENT.

         Upon the satisfaction of the conditions set forth in Section 2 below,
Section 7.6 of the Credit Agreement shall be amended (effective as of April 1,
1997) and as so amended shall be restated in its entirety to read as follows:
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                 "Section 7.6.  Current Ratio.   The Acme Group will at all
                 times maintain a Consolidated Current Ratio of not less than
                 1.25 to 1.0."

2.       CONDITIONS PRECEDENT.

         Upon the execution and delivery of this Amendment by the Borrowers and the Lenders, this Amendment shall become effective as of April 1, 1997.

3.       REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Borrowers hereby represent to the Lenders that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.6 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Borrowers are in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4.       MISCELLANEOUS.

          (a) Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

          (b) The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

          (c) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.





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Dated as of this 30th day of April, 1997 (but effective as of April 1, 1997).

                                        ACME STEEL COMPANY

                                        By
                                            Its
                                               -------------------------------

                                        ACME PACKAGING CORPORATION

                                        By
                                            Its
                                               -------------------------------

                                        ALPHA TUBE CORPORATION

                                        By
                                            Its
                                               -------------------------------

                                        UNIVERSAL TOOL & STAMPING COMPANY, INC.

                                        By
                                            Its
                                               -------------------------------

                                        ACME METALS INCORPORATED

                                        By
                                            Its
                                               -------------------------------





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Accepted and agreed to as of the date and year last above written.

                                        HARRIS TRUST AND SAVINGS BANK

                                        By

                                            Its Vice President

                                        NBD BANK

                                        By
                                            Its
                                               -------------------------------

                                        MERCANTILE BANK OF ST. LOUIS
                                          NATIONAL ASSOCIATION

                                        By
                                            Its
                                               -------------------------------


                                        NATIONAL CITY BANK

                                        By
                                            Its
                                               -------------------------------

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By
                                            Its
                                               -------------------------------





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